Supplement dated December 11, 2015
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Global Bond Fund	3/1/2015
Effective immediately, the information under the caption “Fund Management” in the "Summary of the Fund" section and under the caption "Primary Service Providers — Portfolio Managers“ in the "More Information About the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Matthew Cobon	Portfolio Manager	Lead manager	2013
Jim Cielinski	Portfolio Manager and Global Head of Fixed Income	Co-manager	2013
Gene Tannuzzo, CFA	Senior Portfolio Manager	Co-manager	2014
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP153_10_007_(12/15)